Exhibit 99.1

PEGASUS DIGITAL MOBILITY ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 22866 Pegasus Digital Mobility Acq. Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2023 When Shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. 1. Proposal No. 1 – The Business Combination Proposal – RESOLVED, as an ordinary resolution, that the Business Combination Agreement dated as of May 31, 2023 (as it may be amended from time to time, the “Business Combination Agreement,” by and among Pegasus Digital Mobility Acquisition Corp (“Pegasus”), Gebr. Schmid GmbH, a German limited liability company (“Schmid”), Pegasus TopCo B.V., a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) and renamed SCHMID Group N.V. prior to closing of the Business Combination) (“TopCo”), and Pegasus MergerSub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of TopCo (“Merger Sub”) pursuant to which several transactions will occur, and in connection therewith, TopCo will become the ultimate parent company of Schmid and Pegasus, the surviving entity in the merger with Pegasus (the “Business Combination”), and the consummation of the transactions contemplated thereby each be confirmed, ratified, authorized and approved in all respects. 2. Proposal No. 2 – Merger Proposal – RESOLVED, as a special resolution, that: (a) the Plan of Merger, by and among, Pegasus, Merger Sub and TopCo in the form tabled to the Extraordinary General Meeting (a copy of which is attached to the accompanying proxy statement/prospectus as Annex C, the “Plan of Merger”) pursuant to which Pegasus will merge with Merger Sub (the “Merger”) so that Pegasus will be the surviving company and all the undertaking, property and liabilities of Merger Sub vest in Pegsus by virtue of such Merger pursuant to the Companies Act (As Revised) of the Cayman Islands, be authorized, approved and confirmed in all respects; (b) Pegasus be authorized to enter into the Plan of Merger; (c) the Plan of Merger be executed by any one director on behalf of Pegasus and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Companies of the Cayman Islands; (d) as at the Effective Time (as defined in the Plan of Merger), the memorandum and articles of association of Pegasus as the surviving company will be in the form of the memorandum and articles of association of Pegasus in effect immediately before the Effective Time. 3. Proposal No. 3 – The Adjournment Proposal – RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary or appropriate, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal or (ii) if holders of Class A ordinary shares, par value US$0.0001 each, of Pegasus (the “Pegasus Class A Ordinary Shares”) have elected to redeem an amount of Pegasus Class A Ordinary Shares such that Pegasus would have less than $5,000,001 of net tangible assets, be approved. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the meeting virtually online, you will need your 12 digit control number to vote electronically at the meeting. To attend: https://www.cstproxy.com/ pegasusdigitalmobility/bc2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Votes submitted by mail must be received by [ • ], Eastern Time, on [ • ], 2023. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ • ], 2023. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

22866 Pegasus Digital Mobility Acq. Proxy Card Rev2 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [ • ], 2023 The notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/pegasusdigitalmobility/bc2023 The undersigned hereby appoints each of [ • ] and [ • ] (each, a “Proxy”), independently, as proxy, with power to appoint a substitute, to represent and vote all of the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of Shareholders of Pegasus Digital Mobility Acquisition Corp. to be held on [ • ], 2023 at [ • ] a.m., Eastern Time, or at any adjournments thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF PEGASUS DIGITAL MOBILITY ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS